UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2021

Traqer Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-55729	47-3567136
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

No. 436, North Dongjiao Road, Room 516, Liwan District,

Guangzhou, Guangdong Province, China, 510145

(Address of principal executive offices)

(86) 020-66685362

(Registrant’s telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company x

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                            ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2021, Ms. Lijuan Jiang resigned from the positions of Chairman, Chief Executive Officer, Chief Financial Officer, President, Treasurer and Secretary of the Company. On July 8, 2021, Mr. Limei Jiang resigned from the position of Director of the Company. On the same date, Mr. Linfeng Li consented to act as the new Director, Chairman, Chief Executive Officer, Chief Financial Officer, President, Treasurer and Secretary of the Company

Mr. Linfeng Li (“Mr. Li”), age 35, obtained his bachelor’s degree in Jiangxi University of Technology in 2008, with major in design and marketing.

From October 2009 to September 2018, Mr. Li was a designer of Shenzhen Haotian Decoration Co., Ltd. (“Haotian”). Haotian is a home decoration company which focus on interior design and construction of high-end residential and villas. Mr. Li was responsible for the interior design and construction of home decoration, enhancing the skill of in-house designers and cooperating with different brand manufacturers.

From April 2019 to the present, Mr. Li has been a design director of Ruijin Jiuzhai International Co., Ltd. (“Jiuzhai”). Jiuzhai is home decoration company which focus on interior design and construction of apartment and villas. Mr. Li is responsible for interior design and construction of home decoration, cooperating with different brand manufacturers, and handling company internal management.

Mr. Li has been appointed as a Director, Chairman, Chief Executive Officer, Chief Financial Officer, President, Treasurer and Secretary of the Company since July 8, 2021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1          CONSENT IN WRITING OF BOARDS OF DIRECTORS OF TRAQER CORP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 12, 2021

Traqer Corp.

/s/ Linfeng Li
By:	Linfeng Li
Title:	President